UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 8, 2008

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State or other            (Commission                       (IRS Employer
jurisdiction of             File Number)                  Identification No.)
corporation)


2901 Las Vegas Boulevard South
Las Vegas, Nevada                                                 89109
(Address of principal executive offices)                       (Zip code)

Registrant's telephone number,
    including area code                                  (702) 794-9237

               -----------------------------------------------------------
              (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b)
   under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications
   pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Condition.

          On May 8, 2008, Riviera Holdings Corporation announced through a press release its first quarter 2008 financial results. A copy of the press release disclosing those results is furnished as Exhibit 99 hereto. The information in this Item 2.02 and Exhibit 99 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as and when expressly set forth by such specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

        (a) Not applicable.
        (b) Not applicable.
        (c) Not applicable.
        (d) Exhibits:

Exhibit 99 Riviera Holdings Corporation Press Release dated May 8, 2008








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                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2008                        RIVIERA HOLDINGS CORPORATION


                                           By: /s/ Tullio Marchionne
                                           -------------------------
                                           Tullio Marchionne
                                           Secretary